1 Tempur Sealy International, Inc. April 28, 2015 1Q 2015 Financial Results Key Highlights

2 Forward-Looking Statements Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR, Tempur-Pedic, TEMPUR-Cloud, TEMPUR-Choice, TEMPUR-Weightless, TEMPUR-Contour, TEMPUR-Rhapsody, TEMPUR-Flex, GrandBed, TEMPUR-Simplicity, TEMPUR-Ergo, TEMPUR-UP, TEMPUR-Neck, TEMPUR-Symphony, TEMPUR-Comfort, TEMPUR-Traditional, TEMPUR-Home, Sealy, Sealy Posturepedic, Stearns & Foster, and Optimum are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. This investor presentation contains "forward-looking statements," within the meaning of the federal securities laws, which include information concerning one or more of the Company's plans, objectives, goals, strategies, and other information that is not historical information. When used in this investor presentation, the words "estimates," "expects," "guidance," "anticipates," "projects," "plans," "proposed," "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding its strategic growth priorities, base annual growth targets, expectations for net sales and adjusted EPS for 2015, including the anticipated impact of foreign exchange, earnings growth and delivering shareholder value. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the Company’s capital structure and increased debt level; the ability to successfully integrate Sealy Corporation into the Company’s operations and realize cost and revenue synergies and other benefits from the transaction; whether the Company will realize the anticipated benefits from its asset dispositions in 2014 and the acquisition of brand rights in certain international markets in 2014; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the Company's gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company's business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing reta il accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, regulatory or litigation proceedings; changing commodity costs; the effect of future legislative or regulatory changes; and disruptions to the implementation of the Company's strategic priorities and business plan caused by abrupt changes in the Company's senior management team and Board of Directors. There are a number of risks and uncertainties that could cause the Company's actual results to differ materially from the forward-looking statements contained in this investor presentation. There are important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from those expressed as forward- looking statements in this investor presentation, including the risk factors discussed under the heading "Risk Factors" under ITEM 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2014. There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance please refer to the Company’s SEC filings.

3  Largest And Only Truly Global Bedding Company  Comprehensive Portfolio of Iconic Brands  Complete and Complementary Product Offering  Strong Management Team, Executing A Compelling Strategy  Significant Sales, Margin and Earnings Growth Opportunity  Strong Cash Flow

4 Tempur Sealy Strategic Priorities Leverage and Strengthen Our Comprehensive Portfolio Of Iconic Brands & Products Expand Distribution And Seek Highest Dealer Advocacy Expand Margins With Focus On Driving Significant Cost Improvement Accretive Acquisitions Of Licensees And Joint Ventures Leverage Global Scale For Competitive Advantage • Base Annual Targets1,2: Net Sales Growth Of 6% And Adjusted EPS Growth Of 15%3 • Strong Cash Flow To Reduce Debt And Return Value to Stockholders Delivering Value For Stockholders Note 1: Management estimates. Please refer to “Forward Looking Statements”. Note 2: Targets are based on constant currency. For information on the methodology used to present information on a constant currency basis please refer to “Constant Currency Information” at the end of this presentation. Note 3: Adjusted EPS (which is a non-GAAP financial measure) is diluted earnings per share (“EPS”) adjusted for the acquisition of Sealy Corporation (the “Sealy Acquisition”) and integration costs, normalized tax rate adjustments and to exclude certain non-recurring items including additional costs incurred in connection with the proxy solicitation campaign being conducted by a shareholder of the Company for the 2015 Annual Meeting and related issues, as well as redemption value adjustment to the Company's redeemable non-controlling interest. Please refer to the “Use of Non-GAAP Financial Measures” at the end of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EPS.

5 Focused On Execution To Deliver Stockholder Value 1Q 2015 Results Ahead Of Expectations  Solid 1Q performance with net sales, adjusted operating margin1 and adjusted EPS2 ahead of plan despite a more challenging currency environment than predicted in guidance  On a constant currency3 basis net sales increased 9.4% and adjusted EPS increased 20% (GAAP EPS decreased 14%)  Significant margin improvement in North America with strong margin improvement for both Tempur U.S. and Sealy U.S.  International margins ahead of expectations despite more challenging foreign exchange headwinds Raising FY 2015 Guidance  Increasing Net sales guidance range to $3.100 billion to $3.175 billion  Implied growth of 4% to 6% (constant currency growth of 8% to 10%)  Increasing Adjusted EPS guidance range to $2.80 to $3.15  Implied growth 6% to 19% (constant currency growth 18% to 31%) We Remain Confident That Our Strategy And Actions Will Drive Significant Earnings Growth And Deliver Stockholder Value Note 1: Adjusted gross margin and adjusted operating margin are non-GAAP financial measures. These financial measures represent GAAP gross margin and GAAP operating margin adjusted for various integration costs associated with the Sealy Acquisition and additional costs incurred in connection with the proxy solicitation campaign being conducted by a shareholder of the Company for the 2015 Annual Meeting and related issues. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted gross margin and adjusted operating margin. Note 2: Adjusted EPS (which is a non-GAAP financial measure) is EPS adjusted for the Sealy Acquisition and integration costs, normalized tax rate adjustments and to exclude certain non-recurring items including additional costs related to the Company’s 2015 Annual Meeting and related issues, as well as redemption value adjustment to the Company's redeemable non-controlling interest. Please refer to the “Use of Non-GAAP Financial Measures” at the end of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EPS. Note 3: For information on the methodology used to present constant currency basis please refer to “Constant Currency Information” at the end of this presentation.

1Q 2015 – TPX Performance Summary

- Consolidated net sales of $739.5 million were ahead of expectations and on a constant currency basis increased 9.4%
  - On a constant currency basis North America net sales increased 8.5% and International net sales increased 12.8%
- Consolidated adjusted gross margin[1] of 38.5% reflects significant North America improvement (GAAP gross margin 37.7% for 2015 and 38.4% for 2014)
  - Strong margin expansion for both Tempur U.S. and Sealy U.S.
  - Foreign exchange had a negative impact of 90 basis points
- Consolidated adjusted operating margin[1] of 9.2% was ahead of our expectations (GAAP 7.4% for 2015 and 8.8% for 2014)
  - Foreign exchange had a negative impact of 80 basis points
- Adjusted EPS[2] of $0.55 was ahead of our expectations and on a constant currency basis increased 20% (GAAP EPS $0.38 for 2015 and $0.44 for 2014)
  - Foreign exchange had a negative adjusted EPS impact of $0.09 as compared to last year


+5.4% Actual
+9.4% Constant Currency
$701.9
$739.5
-20bps Actual
+70bps Constant Currency
38.7%
38.5%
-70bps Actual
+10bps Constant Currency
9.9%
9.2%
+3.8% Actual
+20% Constant Currency
$0.53
$0.55
-1.0% Actual
+8% Constant Currency
$91.4
$90.5
4.6x
3.9x
1Q-14
1Q-15
Net Sales
Adjusted Gross Margin
Adjusted Operating Margin
Adjusted EPS
Adjusted EBITDA[4]
Leverage[5]

Note 1: Adjusted gross margin and adjusted operating margin are non-GAAP financial measures. These financial measures represent GAAP gross margin and GAAP operating margin adjusted for various integration costs associated with the Sealy Acquisition and additional costs incurred in connection with the proxy solicitation campaign being conducted by a shareholder of the Company for the 2015 Annual Meeting and related issues. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted gross margin and adjusted operating margin.

Note 2: Adjusted EPS (which is a non-GAAP financial measure) is EPS adjusted for the Sealy Acquisition and integration costs, normalized tax rate adjustments and to exclude certain non-recurring items including additional costs related to the Company's 2015 Annual Meeting and related issues, as well as redemption value adjustment to the Company's redeemable non-controlling interest. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation and the Company's SEC filings for more information regarding the definition of adjusted EPS.

Note 3: For information on the methodology used to present constant currency information please refer to "Constant Currency Information" at the end of this presentation.

Note 4: Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization adjusted for the loss on disposal of business, Sealy Acquisition and integration costs, and purchase price allocation inventory adjustments related to the Sealy Acquisition and additional costs incurred in connection with the proxy solicitation campaign being conducted by a shareholder of the Company for the 2015 Annual Meeting and related issues. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted EBITDA. GAAP net income was $23.4 million in 1Q 2015 and $27.4 million in 1Q 2014.

Note 5: Represents the ratio of consolidated funded debt less qualified cash to adjusted EBITDA, a non-GAAP financial measure, calculated in accordance with our 2012 senior secured credit facility. For a calculation of this ratio as of March 31, 2014 and March 31, 2015 and our use of this non-GAAP financial measure, please refer to "Use of Non-GAAP Financial Measures" at the end of this presentation.

6

TEMPUR + SEALY

1Q 2015 North America Summary

- North America net sales increased 7.5% to $594.1 million and on a constant currency basis increased 8.5% [1]
  - U.S. net sales increased 8.7%, with high-single digit sales growth across both our Tempur-Pedic and Sealy brands
  - Canada net sales decreased 4.5% and on a constant currency basis increased 7.2%
  - Bedding products net sales increased 8.0%, driven by a 5% increase in bedding units
    - Balanced growth across portfolio, and particularly strong growth of adjustable bases and Sealy branded products
- Adjusted gross margin[2] improved to 35.1% from 34.0%;
  - U.S. margins improved for both Tempur-Pedic and Sealy brands, offset partially by margin decline in Canada
  - Foreign exchange had a negative impact of 40 basis points
- Adjusted operating margin[2] increased to 11.2% from 10.6%
  - Foreign exchange had a negative impact of 40 basis points and operating expenses were slightly higher as a % of sales


North America
+7.5% Actual
+8.5% Constant Currency
+110bps Actual
+150bps Constant Currency
+60bps Actual
+100bps Constant Currency
1Q-14
1Q-15
$552.6
$594.1
33.7%
34.2%
34.0%
35.1%
9.6%
9.7%
10.6%
11.2%
Net Sales
GAAP Gross Margin
Adjusted Gross Margin
GAAP Operating Margin
Adjusted Operating Margin

Note 1: For information on the methodology used to present constant currency basis please refer to "Constant Currency Information" at the end of this presentation.
Note 2: Adjusted gross margin and adjusted operating margin are non-GAAP financial measures. These financial measures represent GAAP gross margin and GAAP operating margin adjusted for various integration costs associated with the Sealy Acquisition and additional costs incurred in connection with the proxy solicitation campaign being conducted by a shareholder of the Company for the 2015 Annual Meeting and related issues. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted gross margin and adjusted operating margin.

7

TEMPUR + SEALY

1Q 2015 International Summary

- International net sales decreased 2.6% to $145.4 million
  - On a constant currency basis net sales increased 12.8%[1], with strong double-digit net sales growth in Asia-Pacific and Latin America and positive net sales growth in Europe
  - Bedding product net sales decreased 1.5%; on a constant currency basis increased 14.1% (bedding units increased 14%)
    - Sales benefited from introduction of Sealy products into Europe and Japan, as well as higher Tempur direct sales
- Adjusted operating margin[2] declined to 18.3% from 22.4%, driven largely by the rollout of Sealy Europe, geographic mix and unfavorable foreign exchange
  - Foreign exchange had a negative impact of 100 basis points



International
-2.6% Actual
+12.8% Constant Currency
-340bps Actual
-240bps Constant Currency
-410bps Actual
-310bps Constant Currency
1Q-14
1Q-15
$149.3
$145.4
55.8%
52.0%
55.8%
52.4%
22.4%
17.4%
22.4%
18.3%
Net Sales
GAAP Gross Margin
Adjusted Gross Margin
GAAP Operating Margin
Adjusted Operating Margin

Note 1: For information on the methodology used to present constant currency basis please refer to "Constant Currency Information" at the end of this presentation.
Note 2: Adjusted gross margin and adjusted operating margin are non-GAAP financial measures. These financial measures represent GAAP gross margin and GAAP operating margin adjusted for various integration costs associated with the Sealy Acquisition and additional costs incurred in connection with the proxy solicitation campaign being conducted by a shareholder of the Company for the 2015 Annual Meeting and related issues. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted gross margin and adjusted operating margin.

8

TEMPUR+SEALY

9 Updated Full Year 2015 Financial Guidance FY 2015 Guidance Old Guidance Range New Guidance Range Y/Y Chg. Net Sales $3.050 to $3.150 Billion $3.100 to $3.175 Billion +4% to +6% Constant Currency2 Net Sales +8% to +10% Adjusted EPS3 $2.70 to $3.10 $2.80 to $3.15 +6% to +19% Constant Currency Adj. EPS +18% to +31% Note 1: Management estimates. Please refer to “Forward Looking Statements”. Note 2: For information on the methodology used to present constant currency basis please refer to “Constant Currency Information” at the end of this presentation. Note 3: Adjusted EPS (which is a non-GAAP financial measure) is EPS adjusted for the Sealy Acquisition and integration costs, normalized tax rate adjustments and to exclude certain non-recurring items including additional costs related to the Company’s 2015 Annual Meeting and related issues, as well as redemption value adjustment to the Company's redeemable non-controlling interest. Please refer to the “Use of Non-GAAP Financial Measures” at the end of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EPS.

10 Adjusted EPS Guidance Bridge Note 1: Management estimates. Please refer to “Forward Looking Statements”. Note 2: Adjusted EPS (which is a non-GAAP financial measure) is EPS adjusted for the Sealy Acquisition and integration costs, normalized tax rate adjustments and to exclude certain non-recurring items including additional costs related to the Company’s 2015 Annual Meeting and related issues, as well as redemption value adjustment to the Company's redeemable non-controlling interest. Please refer to the “Use of Non-GAAP Financial Measures” at the end of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EPS. Note 3: For information on the methodology used to present constant currency basis please refer to “Constant Currency Information” at the end of this presentation. Adjusted EPS 1Q 2015 FY 2015 Initial FY 2015 Guidance (February 5, 2015) $0.45 to $0.50 $2.70 to $3.10 1Q 2015 Actual $0.55 Updated FY 2015 Guidance @ April 24, 2015 Rates $2.80 to $3.15 Raising FY 2015 Guidance1  Increasing FY 2015 adjusted EPS2 guidance to reflect the better than expected first quarter results  The adjusted EPS impact from foreign exchange3 is expected to be $0.32 in FY 2015, approximately $0.05 more of an impact than the initial guidance provided on February 5, 2015

Appendix 11

Use of Non-GAAP Financial Measures In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted diluted earnings per share (“EPS”), adjusted gross margin, adjusted operating margin, adjusted earnings before interest, taxes, depreciation, and amortization (“EBITDA”), consolidated funded debt and consolidated funded debt less qualified cash, which are not recognized terms under GAAP and do not purport to be alternatives to net income and GAAP EPS as a measure of operating performance or total debt. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. Adjusted EPS A reconciliation of GAAP EPS to adjusted EPS is provided on slide 13. Management believes that the use of this non-GAAP financial measure provides investors with additional useful information with respect to the impact of various integration costs associated with the acquisition of Sealy Corporation ("Sealy") and its historical subsidiaries (the "Sealy Acquisition"), including the transition of manufacturing facilities in North America, redemption value adjustments to the carrying value of the Company’s redeemable non-controlling interest and additional costs incurred in connection with the proxy solicitation campaign being conducted by a shareholder of the Company for the 2015 Annual Meeting and related issues. EBITDA/Adjusted EBITDA A reconciliation of the Company's GAAP net income to EBITDA and adjusted EBITDA are provided on slides 14-16. Management believes that the use of EBITDA and adjusted EBITDA provides investors with useful information with respect to the terms of the Company’s senior secured credit facility and the Company’s compliance with key financial covenants. For more information regarding adjusted EPS, adjusted EBITDA and other terms used in the Company’s senior secured facility, p lease refer to the Company’s SEC filings. Consolidated Funded Debt and Consolidated Funded Debt Less Qualified Cash A reconciliation of total debt to consolidated funded debt and consolidated funded debt less qualified cash is provided on sl ide 17. Management believes consolidated funded debt and consolidated funded debt less qualified cash also provides investors with useful information with respect to the terms of the Company’s senior secured credit facility and the Company’s compliance with key financial covenants. Adjusted Gross Margin and Adjusted Operating Margin A reconciliation of GAAP gross margin to adjusted gross margin and GAAP operating margin to adjusted operating margin is provided on slides 18-19. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the Company’s gross profit, operating income and margin performance excluding the impact of various integration costs associated with the Sealy Acquisition, including the transition of manufacturing facilities in North America, and additional costs incurred in connection with the proxy solicitation campaign being conducted by a shareholder of the Company for the 2015 Annual Meeting and related issues. 12

1Q 2015 Adjusted EPS Reconciliation 1Q 2014 and 1Q 2015 Adjusted EPS 13 Three Months Ended Three Months Ended (in millions, except per share amounts) March 31, 2015 March 31, 2014 GAAP net income $ 23.4 $ 27.4 Plus: Redemption value adjustment on redeemable non-controlling interest, net of tax (1) 1.0 — Integration costs, net of tax (2) 8.3 5.2 Other costs, net of tax (3) 1.5 — Adjustment of income taxes to normalized rate (4) (0.1) — Adjusted net income $ 34.1 $ 32.6 GAAP earnings per share, diluted $ 0.38 $ 0.44 Re emption value adjustment on redeemable non-controlling interest, net of tax (1) 0.02 — Integration costs, net of tax (2) 0.13 0.09 Other costs, net of tax (3) 0.02 — Adjusted earnings per share, diluted $ 0.55 $ 0.53 Diluted shares outstanding 62.2 61.9 (1) Redemption value adjustment on redeemable non-controlling interest represents a $1.0 million adjustment, net of tax, to increase the carrying value of the redeemable non-controlling interest as of March 31, 2015. The Company is required to recognize its redeemable non-controlling interest in Comfort Revolution, LLC at the higher of 1) the accumulated earnings associated with the non-controlling interest or 2) the contractually-defined redemption value as of the balance sheet date. As of March 31, 2015, the redemption value exceeded the accumulated earnings associated with the redeemable non-controlling interest. Therefore, the Company recorded a $1.0 million redemption value adjustment, net of tax, to increase the carrying value of the redeemable non-controlling interest as of March 31, 2015. For all prior periods, the accumulated earnings exceeded the redemption value and, accordingly, the redeemable non-controlling interest was measured using its accumulated earnings. For further information, please refer to Note 16, "Redeemable Non-Controlling Interest" in the Notes to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K filed on February 13, 2015. (2) Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facilities, and other costs related to the continued alignment of the business related to the Sealy Acquisition. (3) Other costs represent additional costs incurred in connection with the proxy solicitation campaign being conducted by a shareholder of the Company for the 2015 Annual Meeting and related issues. (4) Adjustment of income taxes to normalized rate represents adjustments associated with the aforementioned items and other discrete income tax events.

Adjusted EBITDA Reconciliation 1Q 2014 and 1Q 2015 Adjusted EBITDA 14 Three Months Ended Three Months Ended (in millions) March 31, 2015 March 31, 2014 GAAP net income $ 23.4 $ 27.4 Interest expense 20.4 22.2 Income taxes 10.3 11.5 Depreciation & amortization 21.8 24.0 EBITDA $ 75.9 $ 85.1 Adjustments for financial covenant purposes: Redemption value adjustment on redeemable non-controlling interest, net of tax(1) 1.0 — Integration costs (2) 11.5 6.3 Other costs (3) 2.1 — Adjusted EBITDA $ 90.5 $ 91.4 (1) Redemption value adjustment on redeemable non-controlling interest represents a $1.0 million adjustment, net of tax, to increase the carrying value of the redeemable non-controlling interest as of March 31, 2015. (2) Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facilities, and other costs related to the continued alignment of the business related to the Sealy Acquisition. (3) Other costs represent additional costs incurred in connection with the proxy solicitation campaign being conducted by a shareholder of the Company for the 2015 Annual Meeting and related issues.

Adjusted EBITDA Reconciliation Twelve Months Ended March 31, 2015 Adjusted EBITDA 15 Twelve Months Ended (in millions) March 31, 2015 Net income $ 104.9 Interest expense 90.1 Income taxes 63.7 Depreciation & amortization 87.5 EBITDA $ 346.2 Adjustments for financial covenant purposes: Redemption value adjustment on redeemable non-controlling interest, net of tax (1) 1.0 Loss on disposal of business (2) 23.2 Integration costs (3) 45.5 Financing costs (4) 1.3 Other income (5) (15.6) Other costs (6) 2.1 Adjusted EBITDA $ 403.7 (1) Redemption value adjustment on redeemable non-controlling interest represents a $1.0 million adjustment, net of tax, to increase the carrying value of the redeemable non-controlling interest as of March 31, 2015. (2) Loss on disposal of business represents costs associated with the disposition of the three Sealy U.S. innerspring component production facilities and related equipment. (3) Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facilities, and other costs related to the continued alignment of the business related to the Sealy Acquisition. (4) Financing costs represent costs incurred in connection with the amendment of our senior secured credit facility. (5) Other income includes certain other non-recurring items, including income from a partial settlement of a legal dispute. (6) Other costs represent additional costs incurred in connection with the proxy solicitation campaign being conducted by a shareholder of the Company for the 2015 Annual Meeting and related issues.

Adjusted EBITDA Reconciliation Twelve Months Ended March 31, 2014 Adjusted EBITDA 16 (1) Transaction and integration represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition. (in millions) Twelve Months Ended March 31, 2014 GAAP net income $ 93.5 Interest expense 105.1 Income taxes 58.0 Depreciation & amortization 100.7 EBITDA $ 357.3 Adjustments for financial covenant purposes: Transaction costs 6.9 Integration costs 31.1 Adjusted EBITDA $ 395.3 (1) (1)

Debt Reconciliation and Leverage Ratio Calculation Reconciliation of Total Debt to Consolidated Funded Debt Less Qualified Cash 17 (in millions) As of March 31, 2015 Consolidated funded debt less qualified cash $ 1,586.6 Adjusted EBITDA 403.7 3.93 times (1) (1) Qualified cash as defined in the credit agreement equals 100.0% of unrestricted domestic cash plus 60.0% of unrestricted foreign cash. For purposes of calculating leverage ratios, qualified cash is capped at $150.0 million. (1) The ratio of consolidated debt less qualified cash to adjusted EBITDA was 3.93 times, within the Company's financial covenant under its senior secured credit facility, which requires this ratio be less than 4.75 times at March 31, 2015. Calculation of consolidated funded debt less qualified cash to Adjusted EBITDA (in millions) As of March 31, 2015 Total debt $ 1,602.6 Plus: Letters of credit outstanding 17.3 Consolidated funded debt $ 1,619.9 Less: Domestic qualified cash (1) 15.7 Foreign qualified cash (1) 17.6 Consolidated funded debt less qualified cash $ 1,586.6

1Q 2015 Adjusted Gross And Operating Margin Reconciliation

1Q 2015 Adjusted Gross And Operating Margin

(in millions, expect percentages)

	Consolidated	Margin	North America (1)	Margin	International (2)	Margin	Corporate (3)
Net sales	$ 739.5		$ 594.1		$ 145.4		—
Gross profit	278.7	37.7%	203.1	34.2%	75.6	52.0%	—
Adjustments	6.3		5.7		0.6		—
Adjusted gross profit	285.0	38.5%	208.8	35.1%	76.2	52.4%	—
Operating income	54.4	7.4%	57.9	9.7%	25.3	17.4%	(28.8)
Adjustments	13.8		8.5		1.3		4.0
Adjusted operating income	$ 68.2	9.2%	$ 66.4	11.2%	$ 26.6	18.3%	$ (24.8)

(1) Adjustments for the North America business segment represent integration costs, which include compensation costs, professional fees and other charges related to the transition of manufacturing facilities, and other costs to support the continued alignment of the North America business segment related to the Sealy Acquisition.
(2) Adjustments for the International business segment represent integration costs incurred in connection with the introduction of Sealy products in certain international markets.
(3) Adjustments for Corporate represent integration costs which include legal fees, professional fees and other charges to align the business related to the Sealy Acquisition, as well as additional costs incurred in connection with the proxy solicitation campaign being conducted by a shareholder of the Company for the 2015 Annual Meeting and related issues.

18

TEMPUR + SEALY

19 1Q 2014 Adjusted Gross And Operating Margin Reconciliation 1Q 2014 Adjusted Gross And Operating Margin Consolidated Margin North America (1) Margin International Margin Corporate (2) Net sales $ 701.9 $ 552.6 $ 149.3 — Gross profit 269.5 38.4% 186.2 33.7% 83.3 55.8% — Adjustments 1.9 1.9 — — Adjusted gross profit 271.4 38.7% 188.1 34.0% 83.3 55.8% — Operating income 62.4 8.9% 53.1 9.6% 33.5 22.4% (24.2) Adjustments 7.4 5.2 — 2.2 Adjusted operating income $ 69.8 9.9% $ 58.3 10.6% $ 33.5 22.4% $ (22.0) (1) Adjustments for the North America business segment represent integration costs, which include severance and benefits costs, professional fees and other charges related to the transition of manufacturing facilities, and other costs to support the continued alignment of the North America business related to the Sealy Acquisition. (2) Adjustments for Corporate represent integration costs which include legal fees, professional fees and other charges to align the business related to the Sealy Acquisition. (in millions, expect percentages)

Constant Currency Information In this investor presentation the Company refers to, and in other press releases and other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a “constant currency basis” or “excluding FX”, which is a non-GAAP measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance. The information presented on a constant currency basis is not recognized under U.S. GAAP, and this information is not intended as a substitute for reviewing information presented on a GAAP basis. 20